UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 8, 2005
                Date of report (Date of earliest event reported)

                            Valmont Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-31429                                          47-0351813
(Commission File Number)                       (IRS Employer Identification No.)

         One Valmont Plaza
              Omaha, NE                                   68154
(Address of Principal Executive Offices)                (Zip Code)

                                 (402) 963-1000
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         Valmont Industries, Inc. issued a press release on February 8, 2005 with earnings information on the company's quarter and fiscal year ended December 25, 2004. The press release is furnished with this Form 8-K as Exhibit 99.1.

         The foregoing information, including exhibit 99.1 attached to this Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Valmont Industries, Inc.

Date:  February 8, 2005
                                              By:  /s/ Terry J. McClain
                                                  -------------------------
                                              Name:  Terry J. McClain
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit         Description                                             Page No.

99.1       Press release dated February 8, 2005...........................5